EATON VANCE TAX-MANAGED
                            INTERNATIONAL GROWTH FUND

                          SUPPLEMENT TO THE PROSPECTUS
                                      DATED
                                 APRIL 22, 1998

               THE FOLLOWING IS ADDED TO THE FIRST PARAGRAPH UNDER "INVESTMENT POLICIES AND RISKS" ON PAGE 3 OF THE PROSPECTUS:

               The Fund expects to invest primarily in companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. The EAFE Index includes approximately 1,100 companies located in twenty-one countries.

               THE FOLLOWING IS ADDED TO THE SECOND PARAGRAPH UNDER "INVESTMENT POLICIES AND RISKS" ON PAGE 4 OF THE PROSPECTUS:

               The Fund seeks to outperform the EAFE Index both on a pre-tax and after-tax basis. The Fund acquires securities with the general expectation of holding them for at least five years.


May 26, 1998
                                                                   IGPS